POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Nicholas C. Babson

hereby constitute and appoint William D. Gehl, Thomas M. Rettler and Michael J. Mulcahy, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Gehl Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s common stock, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock, senior debt securities of the Company, subordinated debt securities of the Company and guarantees of the Company’s debt securities by certain subsidiaries of the Company (the “Securities”) in an aggregate amount of up to $75,000,000 (as such amount may be increased by further action of the Board of Directors of the Company pursuant to Rule 462(b) under the Securities Act of 1933, as amended) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 17th day of June, 2005.

/s/ Nicholas C. Babson Nicholas C. Babson

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Thomas J. Boldt

hereby constitute and appoint William D. Gehl, Thomas M. Rettler and Michael J. Mulcahy, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Gehl Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s common stock, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock, senior debt securities of the Company, subordinated debt securities of the Company and guarantees of the Company’s debt securities by certain subsidiaries of the Company (the “Securities”) in an aggregate amount of up to $75,000,000 (as such amount may be increased by further action of the Board of Directors of the Company pursuant to Rule 462(b) under the Securities Act of 1933, as amended) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 22nd day of June, 2005.

/s/ Thomas J. Boldt Thomas J. Boldt

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Marcel-Claude Braud

hereby constitute and appoint William D. Gehl, Thomas M. Rettler and Michael J. Mulcahy, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Gehl Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s common stock, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock, senior debt securities of the Company, subordinated debt securities of the Company and guarantees of the Company’s debt securities by certain subsidiaries of the Company (the “Securities”) in an aggregate amount of up to $75,000,000 (as such amount may be increased by further action of the Board of Directors of the Company pursuant to Rule 462(b) under the Securities Act of 1933, as amended) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 20th day of June, 2005.

/s/ Marcel-Claude Braud Marcel-Claude Braud

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

John T. Byrnes

hereby constitute and appoint William D. Gehl, Thomas M. Rettler and Michael J. Mulcahy, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Gehl Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s common stock, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock, senior debt securities of the Company, subordinated debt securities of the Company and guarantees of the Company’s debt securities by certain subsidiaries of the Company (the “Securities”) in an aggregate amount of up to $75,000,000 (as such amount may be increased by further action of the Board of Directors of the Company pursuant to Rule 462(b) under the Securities Act of 1933, as amended) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 22nd day of June, 2005.

/s/ John T. Byrnes John T. Byrnes

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Richard J. Fotsch

hereby constitute and appoint William D. Gehl, Thomas M. Rettler and Michael J. Mulcahy, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Gehl Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s common stock, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock, senior debt securities of the Company, subordinated debt securities of the Company and guarantees of the Company’s debt securities by certain subsidiaries of the Company (the “Securities”) in an aggregate amount of up to $75,000,000 (as such amount may be increased by further action of the Board of Directors of the Company pursuant to Rule 462(b) under the Securities Act of 1933, as amended) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 18th day of June, 2005.

/s/ Richard J. Fotsch Richard J. Fotsch

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Hans Neunteufel

hereby constitute and appoint William D. Gehl, Thomas M. Rettler and Michael J. Mulcahy, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Gehl Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s common stock, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock, senior debt securities of the Company, subordinated debt securities of the Company and guarantees of the Company’s debt securities by certain subsidiaries of the Company (the “Securities”) in an aggregate amount of up to $75,000,000 (as such amount may be increased by further action of the Board of Directors of the Company pursuant to Rule 462(b) under the Securities Act of 1933, as amended) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 22nd day of June, 2005.

/s/ Hans Neunteufel Hans Neunteufel

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

John W. Splude

hereby constitute and appoint William D. Gehl, Thomas M. Rettler and Michael J. Mulcahy, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Gehl Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s common stock, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock, senior debt securities of the Company, subordinated debt securities of the Company and guarantees of the Company’s debt securities by certain subsidiaries of the Company (the “Securities”) in an aggregate amount of up to $75,000,000 (as such amount may be increased by further action of the Board of Directors of the Company pursuant to Rule 462(b) under the Securities Act of 1933, as amended) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 17th day of June, 2005.

/s/ John W. Splude John W. Splude

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Hermann Viets

hereby constitute and appoint William D. Gehl, Thomas M. Rettler and Michael J. Mulcahy, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Gehl Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s common stock, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock, senior debt securities of the Company, subordinated debt securities of the Company and guarantees of the Company’s debt securities by certain subsidiaries of the Company (the “Securities”) in an aggregate amount of up to $75,000,000 (as such amount may be increased by further action of the Board of Directors of the Company pursuant to Rule 462(b) under the Securities Act of 1933, as amended) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 22nd day of June, 2005.

/s/ Hermann Viets Hermann Viets